EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Allarity Therapeutics, Inc. (the “Company”) hereby certifies, to his knowledge, that:

1. The accompanying Quarterly Report on Form 10-Q for the Company for the fiscal quarter ended June 30, 2023 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: August 14, 2023	By:	/s/ James G. Cullem
		Name:	James G. Cullem
		Title:	Chief Executive Officer and Director (Principal Executive Officer)